Exhibit 10.1

AMENDMENT NO. 1 TO

SHARE PURCHASE AGREEMENT

This Amendment No. 1 to Share Purchase Agreement (this “Amendment”) dated as of October 22, 2013 is made by and among Aratana Therapeutics, Inc., a Delaware corporation (the “Company”), and the entities set forth on the signature pages hereto (the “Purchasers”), and amends the Share Purchase Agreement, dated as of October 13, 2013 by and among the Company and the Purchasers (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, in accordance with Section 11.1 of the Agreement, the Agreement may be amended by the Company and each of the Purchasers; and

WHEREAS, the Company and the Purchasers desire to amend the Agreement to, among other things, eliminate the registration rights of the Purchasers.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. Amendments.

(a) Section 5.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“5.5 Pending Acquisition and Resale Registration. Purchaser understands that the Company intends to enter into an Agreement and Plan of Merger (the “Merger Agreement”) on or about the date hereof with respect to the acquisition of Vet Therapeutics, Inc., a Delaware corporation, pursuant to which Vet Therapeutics, Inc. become a wholly owned subsidiary of the Company (the “Merger”).”

(b) Section 8 of the Agreement is hereby amended and restated in entirety to read as follows:

“SECTION 8. COMPLIANCE WITH THE SECURITIES ACT.

(a) With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell the Shares to the public without registration, the Company covenants and agrees to: (A) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (1) such date as all of the Purchasers’ Shares may be resold without volume or manner of sale limitations pursuant to Rule 144(b) or any other rule of similar effect or (2) such date as all of the Purchasers’ Shares shall have been resold; (B) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (C) furnish to the Purchaser upon request, as long as the Purchaser owns any

Shares, (1) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (2) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, if available, except to the extent that such documents are available from the Commission on its EDGAR website, and (3) such other information as may be reasonably requested (including but not limited to, opinion of counsel) in order to avail the Purchaser of any rule or regulation of the Commission that permits the selling of any such Shares without registration.”

(c) Section 10 of the Agreement is hereby amended and restated in entirety to read as follows:

“SECTION 10. RESERVED.”

2. Miscellaneous.

(a) Effect of Amendment. Except as specifically amended herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any principles of conflict of laws that would result in the application of any law other than the laws of the State of New York.

(c) Pronouns; Construction. Whenever the context may require, any pronouns used in this Amendment shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference herein to “including” shall be interpreted as “including without limitation”.

(d) Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Amendment may be executed by facsimile signatures.

(e) Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

Executed as of the date first written above.

COMPANY:

ARATANA THERAPEUTICS, INC.

By:	/s/ Steven St. Peter, M.D.
Name:	Steven St. Peter, M.D.
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

Executed as of the date first written above.

PURCHASER:

ADAGE CAPITAL PARTNERS, LP

By:	/s/ Dan Lehan
Name:	Dan Lehan
Title:	Chief Operating Officer

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

Executed as of the date first written above.

PURCHASER:

FIDELITY ADVISOR SERIES VII:
FIDELITY ADVISOR HEALTH CARE FUND

By:	/s/ Adrian Deberghes
Name:	Adrian Deberghes
Title:	Deputy Treasurer

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

Executed as of the date first written above.

PURCHASER:

FIDELITY CENTRAL INVESTMENT PORTFOLIOS
LLC: FIDELITY HEALTH CARE CENTRAL FUND

By:	/s/ Adrian Deberghes
Name:	Adrian Deberghes
Title:	Deputy Treasurer

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

Executed as of the date first written above.

PURCHASER:

HUTCHIN HILL CAPITAL PRIMARY FUND, LTD.

By:	/s/ Gregory N. Racz
Name:	Gregory N. Racz
Title:	President

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

Executed as of the date first written above.

PURCHASER:

JENNISON GLOBAL HEALTHCARE MASTER FUND, LTD.

By: Jennison Associates LLC
Its: Investment Manager to Jennison Global Healthcare Master Fund, Ltd.

By:	/s/ David Chan
Name:	David Chan
Title:	Managing Director

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

Executed as of the date first written above.

PURCHASER:

JENOP GLOBAL HEALTHCARE FUND LIMITED

By: Jennison Associates LLC
Its: Investment Adviser to Jenop Global Healthcare Fund Limited

By:	/s/ David Chan
Name:	David Chan
Title:	Managing Director

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

Executed as of the date first written above.

PURCHASER:

SIO PARTNERS, LP

By:	/s/ Albert Vigneau
Name:	Albert Vigneau
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

Executed as of the date first written above.

PURCHASER:

SIO PARTNERS OFFSHORE, LTD.

By:	/s/ Albert Vigneau
Name:	Albert Vigneau
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

Executed as of the date first written above.

PURCHASER:

SIO PARTNERS QP, LP

By:	/s/ Albert Vigneau
Name:	Albert Vigneau
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

Executed as of the date first written above.

PURCHASER:

VARIABLE INSURANCE PRODUCTS FUND IV:
HEALTH CARE PORTFOLIO

By:	/s/ Adrian Deberghes
Name:	Adrian Deberghes
Title:	Deputy Treasurer

[Signature Page to Amendment No. 1 to Share Purchase Agreement]